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                                                                   EXHIBIT 10.35
                                AMENDMENT NO. 1



     THIS AMENDMENT NO. 1 (this "Amendment") dated as of December __, 1998, to the Credit Agreement referenced below, is by and among RAILWORKS CORPORATION, a Delaware corporation, the subsidiaries identified herein, the lenders identified herein, and NATIONSBANK, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.


                                   WITNESSETH



     WHEREAS, a $75 million credit facility has been established in favor of RAILWORKS CORPORATION, a Delaware corporation (the "Borrower"), pursuant to the terms of that Credit Agreement dated as of August 4, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the Guarantors and Lenders identified therein, and NationsBank, N.A., as Administrative Agent;


     WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

     WHEREAS, the requested modifications require the consent of the Required Lenders;

     WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.   The Credit Agreement is amended in the following respects:

          1.1 In Section 1.1, the following definitions are amended or added to read as follows:

               "Commitment" means the Revolving Commitment, the LOC Commitment and the Swingline Commitment.

               "Interest Payment Date" means (i) as to any Swingline Loan, the last day of each Interest Period for such Swingline Loan or such other dates as the Swingline Lender may agree or require, (ii) as to any Revolving Loan which is a Base Rate Loan, the last day of each March, June, September and December and the Termination Date and (iii) as to any Revolving Loan which is a Eurodollar Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and on the Termination Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date which is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

               "Interest Period" means (i) as to any Eurodollar Loan, a period of one, two, three or six months' duration, as the Borrower may elect, commencing in each case on the date of the borrowing (including conversions, extensions and renewals) and (ii) as to any Swingline Loan, a period of such duration as the Borrower may request and the Swingline Lender may agree in accordance with the provisions of
          Section 2.3(b)(i), commencing in each case on the date of borrowing; provided, however, (A) if any Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next
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     succeeding Business Day (where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business
     Day), (B) no Interest Period shall extend beyond the Termination Date, and
     (C) where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

          "LOAN" or "LOANS" means the Revolving Loans and/or the Swingline
     Loans.

          "NOTE" or "NOTES" means any Revolving Note and/or the Swingline Note.

          "OBLIGATIONS" means, collectively, the Revolving Loans, the LOC Obligations and the Swingline Loans.

          "PARTICIPATION INTEREST" means the purchase by a Lender of a participation in LOC Obligations as provided in Section 2.2(c), in Swingline Loans as provided in Section 2.3(b)(iii) and in Revolving Loans as provided in Section 3.14.

          "QUOTED RATE" means, with respect to a Quoted Rate Swingline Loan, the fixed or floating percentage rate per annum, if any, offered by the Swingline Lender and accepted by the Borrower in accordance with the provisions hereof.

          "QUOTED RATE SWINGLINE LOAN" means a Swingline Loan bearing interest at the Quoted Rate.

          "SWINGLINE COMMITMENT" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Lenders to purchase participation interests in the Swingline Loans up to their respective Revolving Commitment Percentage as provided in Section 2.3(b)(iii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

          "SWINGLINE COMMITTED AMOUNT" means the amount of the Swingline Lender's Commitment as specified in Section 2.3(a).

          "SWINGLINE LENDER" means NationsBank or its successor.

          "SWINGLINE LOAN" means a swingline revolving loan made by the Swingline Lender pursuant to the provisions of Section 2.3.

          "SWINGLINE NOTE" means the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans, in substantially the form attached hereto as SCHEDULE 2.3(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

     1.2  A new Section 2.3 is added to read as follows:

          2.3  SWINGLINE LOAN SUBFACILITY.

          (a) SWINGLINE COMMITMENT. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans (each a "SWINGLINE LOAN" and, collectively, the

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"Swingline Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed TWO MILLION DOLLARS ($2,000,000.00) (the "Swingline Committed Amount"), and (ii) with regard to the Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base. Swingline Loans hereunder shall be made as Base Rate Loans or Quoted Rate Swingline Loans, and may be repaid or reborrowed in accordance with the provisions hereof.

          (b)  Swingline Loan Advances.

               (i) Notices; Disbursement. Whenever the Borrower desires a Swingline Loan advance hereunder it shall give written notice (or telephonic notice promptly confirmed in writing) to the Swingline Lender not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day of the requested Swingline Loan advance. Each such notice shall be irrevocable and shall specify (A) that a Swingline Loan advance is requested, (B) the date of the requested Swingline Loan advance (which shall be a Business Day) and (C) the principal amount of and Interest Period for the Swingline Loan advance requested. Each Swingline Loan shall have such maturity date as the Swingline Lender and the Borrower shall agree upon receipt by the Swingline Lender of any such notice from the Borrower. The Swingline Lender shall initiate the transfer of funds representing the Swingline Loan advance to the Borrower by 3:00 P.M. (Charlotte, North Carolina time) on the Business Day of the requested borrowing. Notwithstanding the foregoing provisions of this subsection (i), the Borrower and the Swingline Lender may from time to time agree to make Swingline Loan advances pursuant to an "auto-borrow" and "zero balance" or other similar arrangement, subject however to the conditions and limitations relating to the Swingline Loans set out herein.

               (ii) Minimum Amounts. Each Swingline Loan advance shall be in a minimum principal amount of $1,000,000 and in integral multiples of $500,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less), provided that in the event that an "auto-borrow" or "zero balance" or other similar arrangement shall then be in place with the Swingline Lender, such minimum amounts, if any, provided by such agreement.

               (iii) Repayment of Swingline Loans. The principal amount of all Swingline Loans shall be due and payable on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan or (B) the Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand shall be deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (I) the amount of such borrowing may



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     not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in
     Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is purchased and (B) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of subsection (c) below, interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.

     (c)     Interest on Swingline Loans.

     Subject to the provisions of Section 3.1, each Swingline Loan shall bear interest at a per annum rate equal to (i) if such Swingline Loan is a Base Rate Loan, the Base Rate plus the Applicable Percentage, or (ii) if such Swingline Loan is a Quoted Rate Swingline Loan, the Quoted Rate. Interest on Swingline Loans shall be payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), unless accelerated sooner pursuant to Section 9.2.

     (d) Swingline Note. The Swingline Loans shall be evidenced by the Swingline Note.

1.3 Section 3.5(a) is amended by the addition of the following provision to the end thereof:

     (a) Voluntary Prepayments. Loans may be repaid in whole or in part without premium or penalty; provided that (i) Eurodollar Loans may be prepaid only upon three (3) Business Days' prior written notice to the Administrative Agent and must be accompanied by payment of any amounts owing under Section 3.11, and (ii) partial prepayments shall be (A) in the case of Revolving Loans which are Eurodollar Loans, in a minimum aggregate principal amount of $2,500,000 and integral multiples of $500,000 in excess thereof, (B) in the case of Revolving Loans which are Base Rate Loans, in a minimum aggregate principal amount of $1,000,000 and integral multiples of $100,000 in excess thereof, and
(C) in the case of Swingline Loans, in a minimum aggregate

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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:         RAILWORKS CORPORATION,
                  a Delaware corporation

                  By: /s/ MICHAEL R. AZARELA
                      ---------------------------
                  Name:
                  Title:

GUARANTORS:       ALPHA-KEYSTONE ENGINEERING, INC.,
                  a Pennsylvania corporation
                  ANNEX RAILROAD BUILDERS, INC.,
                  an Indiana corporation
                  COMSTOCK HOLDINGS INC.,
                  a Delaware corporation
                  COMTRAK CONSTRUCTION, INC.,
                  a Georgia corporation
                  CONDON BROTHERS, INC.,
                  a Washington corporation
                  CPI CONCRETE PRODUCTS INCORPORATED,
                  a Tennessee corporation
                  H.P. MCGINLEY INC.,
                  a Pennsylvania corporation
                  KENNEDY RAILROAD BUILDERS, INC.,
                  a Pennsylvania corporation
                  L.K. COMSTOCK & COMPANY, INC.,
                  a New York corporation

                  By: /s/ MICHAEL R. AZARELA
                      ---------------------------
                  Name:  Michael R. Azarela
                  Title: Executive Vice President of each
                         of the foregoing Guarantors
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                              MERIT RAILROAD CONTRACTORS, INC.,
                              a Missouri corporation
                              MIDWEST CONSTRUCTION SERVICES, INC.,
                              an Indiana corporation
                              MINNESOTA RAILROAD SERVICE, INC.,
                              a Tennessee corporation
                              NEW ENGLAND RAILROAD CONSTRUCTION CO., INC.,
                              a Connecticut corporation
                              NORTHERN RAIL SERVICE AND SUPPLY COMPANY, INC., a Michigan corporation
                              R. & M. B. RAIL CO., INC.,
                              an Indiana corporation
                              RAILCORP, INC.,
                              an Ohio corporation
                              RAILROAD SERVICE, INC.,
                              a Nevada corporation
                              RAILROAD SPECIALTIES, INC.,
                              an Indiana corporation
                              SOUTHERN INDIANA WOOD PRESERVING CO., INC.,
                              an Indiana corporation
                              U.S. TRACKWORKS, INC.,
                              a Michigan corporation
                              U.S. RAILWAY SUPPLY, INC.,
                              an Indiana corporation
                              WM. A. SMITH CONSTRUCTION CO., INC.,
                              a Texas corporation
                              WM. A. SMITH RERAILING SERVICES, INC.,
                              a Texas corporation


                              By: /s/ MICHAEL R. AZARELA
                                 --------------------------------------
                              Name:   Michael R. Azarela
                              Title:  Executive Vice President of each
                                      of the foregoing Guarantors
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LENDERS:            NATIONSBANK, N.A.
                    individually in its capacity as a
                    Lender and in its capacity as Administrative Agent

                    By: /s/ MONICA BRANDES
                       --------------------------------
                    Name:   Monica R. Brandes
                    Title:  Senior Vice President

                    FIRST UNION NATIONAL BANK

                    By:
                       --------------------------------
                    Name:   Bob Bauer
                    Title:  Vice President

                    CRESTAR BANK

                    By:
                       --------------------------------
                    Name:   Paul Beliveau
                    Title:  Vice President

                    SUMMIT BANK

                    By:
                       --------------------------------
                    Name:   Noel Lassise
                    Title:  Vice President